UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2010 (August 24, 2010)

Whitestone REIT Operating Partnership, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53966	76-0594970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, TX	77063
(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 25, 2010, Whitestone REIT Operating Partnership, L.P. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) in connection with the public offering (the “Offering”) of Class B common shares of beneficial interest, par value $0.001 (the “Class B Common Shares”) of Whitestone REIT, a Maryland real estate investment trust and the Company’s general partner (“Whitestone REIT”) by and among the Company, Whitestone REIT,  and Wunderlich Securities, Inc. and Ladenburg Thalmann & Co. Inc., as representatives of the several underwriters named in Schedule A thereto (collectively, the "Underwriters"), substantially in the form of the Underwriting Agreement filed as Exhibit 1 to Amendment No. 5 to Whitestone REIT's Registration Statement on Form S-11 (Registration No. 333-162859) filed on August 24, 2010. Pursuant to the Underwriting Agreement, Whitestone REIT agreed to sell 2,200,000 of its Class B Common Shares to the Underwriters at a purchase price per share of $11.16 (the offering price to the public of $12.00 per share minus the Underwriters’ discount). Whitestone REIT also provided the Underwriters with an option to purchase up to an additional 330,000 shares of Class B Common Shares to cover over allotments. The Underwriting Agreement includes customary representations, warranties and covenants by Whitestone REIT and the Company. It also provides that Whitestone REIT and the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Underwriters may be required to make in respect of those liabilities. The Offering will close on August 31, 2010.

Item 8.01.  Other Events.

In connection with the Offering described above, on August 24, 2010, Whitestone REIT effected a 1-for-3 reverse share split of its Class A Common Shares.  Pursuant to the Agreement of Limited Partnership of the Company, in the event of a share split of the common shares of Whitestone REIT into which the units of limited partnership of the Company (the “OP Units”) are convertible, the number of OP Units held by each limited partner shall be adjusted upward or downward to in respect of the common share split. As OP Units are convertible on a one-for-one basis into Class A Common Shares of Whitestone REIT, the Company effected a 1-for-3 reverse split of the OP Units in accordance with the terms of the Agreement of Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Date: August 26, 2010	By:	/s/ David K. Holeman
David K. Holeman Chief Financial Officer